Exhibit 99.6

                         AMENDMENT NO. 1 AND SUPPLEMENT
                                       TO
                            ASSET PURCHASE AGREEMENT


         THIS AMENDMENT NO. 1 AND SUPPLEMENT TO ASSET PURCHASE
AGREEMENT (this "AMENDMENT") is made and entered into as of this 28th day of May, 1998, by and among: SONIC AUTOMOTIVE, INC., a Delaware corporation (the "BUYER"), HATFIELD JEEP EAGLE, INC., an Ohio corporation d/b/a Volkswagen West, Jeep Eagle West, Hatfield KIA and Trader Bud's Westside Chrysler Plymouth, HATFIELD LINCOLN MERCURY, INC., an Ohio corporation d/b/a Hatfield Lincoln Mercury, WESTSIDE DODGE, INC., an Ohio corporation d/b/a Trader Bud's Westside Dodge, TOYOTA WEST, INC., an Ohio corporation d/b/a Toyota West, and HATFIELD HYUNDAI, INC., an Ohio corporation d/b/a Hatfield Hyundai, Hatfield Isuzu and Hatfield Subaru (collectively, the "SELLERS" and each, individually, a "SELLER"); and Bud C. Hatfield, Dan E. Hatfield and Dan E. Hatfield, as Trustee of the Bud C. Hatfield, Sr. Special Irrevocable Trust (collectively, the "SHAREHOLDERS").

         WHEREAS, the Buyer, the Sellers and the Shareholders entered into an Asset Purchase Agreement (the "PURCHASE AGREEMENT") dated as of February 4, 1998; and

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Purchase Agreement; and

         WHEREAS, the Buyer and the Sellers desire to amend and supplement the Purchase Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       AMENDMENTS TO PURCHASE AGREEMENT.

         (a)      Amendment of Purchase Price.  Section 1.3(a) of the Purchase
                  ----------------------------
Agreement is hereby amended to read in its entirety as follows:

                           (a) PURCHASE PRICE. In addition to the assumption by
                  the Buyer of the Assumed Liabilities, as the full consideration to be paid by the Buyer for the Purchased Assets, the Buyer shall pay to the Sellers the aggregate a purchase price of $48,550,000, subject to adjustment as provided in Section 1.3(c) below (the "PURCHASE PRICE").




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         (b) Amendment of Closing Payment. Section 1.3(b)(1) of the Purchase
             ----------------------------
Agreement is hereby amended to read in its entirety as follows:

                           (1) $34,525,000 of the Purchase Price (the "CLOSING
                  PAYMENT") shall be payable to the Sellers at Closing by wire transfer of immediately available funds to the account or accounts of the Sellers, which shall be designated by Bud Hatfield, as agent for the Sellers (the "SELLERS' AGENT"), in writing at least one full Business Day prior to the Closing Date, in the respective amounts specified in Part I of
                  Schedule 1.3(d). For purposes of this Agreement, a "BUSINESS
                  ---------------
                  DAY" is a day other than a Saturday, a Sunday or a day on which banks are required or authorized to be closed in the State of North Carolina.

         (c)      Amendment of Adjustment Procedures.
                  ----------------------------------

                  (1) the portion of the first sentence of Section 1.3(c)(1) of the Purchase Agreement which precedes the words "PROVIDED, HOWEVER" is hereby deleted and the following is hereby inserted in its place:

                           (1) As used in this Agreement, the term "NET CURRENT
                  ASSETS" shall mean (i) all of the Purchased Assets as of the Closing Date which would, in conformity with generally accepted accounting principles applied in a manner consistent with those used in the preparation of the Financial Statements referred to in Section 3.4 below ("GAAP"), be included under current assets on a balance sheet, MINUS (ii) all of the Assumed Liabilities as of the Closing Date which would, in conformity with GAAP, be included under current liabilities on a balance sheet. Not later than 60 days after the Closing Date (as defined in Article 2 hereof), the Buyer will prepare and deliver to the Sellers' Agent an unaudited balance sheet (the "CLOSING BALANCE SHEET") of the Sellers as of the Closing Date, consisting of computations of (A) the Net Current Assets, and (B) the tangible book value as of the Closing Date of the Purchased Assets (excluding goodwill and other intangible assets) less the book value as of the Closing Date of the Assumed Liabilities, all as determined in accordance with GAAP;


                  (2) Section 1.3(c)(2) of the Purchase Agreement is hereby amended to read in its entirety as follows:

                           (2) To the extent that the Net Current Assets, as
                  deemed mutually agreed by the parties or as determined by the Accountants, as aforesaid, is less than $9,800,000 (the "NET CURRENT ASSETS SHORTFALL"), the Sellers shall be obligated, jointly and severally, to


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                  pay the amount of the Net Current Assets Shortfall, together with interest on such amount at a rate equal to the Buyer's floor plan financing rate from time to time in effect (the "INTEREST RATE") from and including the Closing Date through the date of payment, promptly to the Buyer. In furtherance of (but not by way of limitation of) the Sellers' obligation in the immediately preceding sentence, the Sellers' Agent and the Buyer shall execute and deliver to the Escrow Agent a joint instruction to deliver up to 500 of the Escrow Shares to the Buyer, with the balance of such 500 of the Escrow Shares to be delivered to the Sellers so long as no claim by the Buyer for indemnification shall then be pending pursuant to this Agreement. To the extent that the Net Current Assets, as deemed mutually agreed by the parties or as determined by the Accountants, as aforesaid, is at least equal to $9,800,00, the Buyer shall be obligated to execute and deliver to the Escrow Agent a joint instruction to deliver 500 of the Escrow Shares to the Sellers pursuant to the Escrow Agreement (except to the extent of any pending claim by the Buyer for indemnification pursuant to this Agreement). To the extent that the Net Current Assets, as deemed mutually agreed by the parties or as determined by the Accountants, as aforesaid, is greater than $9,800,000 (the "NET CURRENT ASSETS EXCESS"), the Buyer shall be obligated to pay the amount of the Net Current Assets Excess in cash promptly to the Sellers, together with interest thereon at the Interest Rate from and including the Closing Date through the date of payment.


         (d) Amendment of Closing. Article 2 of the Purchase Agreement is hereby
             --------------------
amended to read in its entirety as follows:

                                    ARTICLE 2
                                     CLOSING

                           The sale and purchase of the Purchased Assets
                  contemplated hereby shall take place at a closing (the "CLOSING") at the offices of Kemp, Schaeffer, Rowe & Lardiere Co., L.P.A., 88 West Mound Street, Columbus, Ohio 43215, at 10:00 a.m. local time on the fifth (5th) Business Day, or such shorter period as the Buyer may choose, following the date the Buyer gives notice of the Closing to the Sellers, but in no event later than June 30, 1998 (the "CLOSING DATE DEADLINE"). The date on which the Closing actually occurs is hereinafter referred to as the "CLOSING DATE".


         (e) Amendment Regarding Certain Prohibitions of Sellers. Section 5.3 of
             ---------------------------------------------------
the Purchase Agreement is hereby amended to read in its entirety as follows:


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                           5.3 CERTAIN PROHIBITIONS. The Sellers hereby
                  acknowledge that, after March 31, 1998, they have been operating their businesses for the economic benefit of the Buyer. Accordingly, the Sellers warrant that they have not, and the Sellers further agree that they shall not, without the written consent of the Buyer, (a) engage or take part in, or agree to engage or take part in, any reorganization or similar transaction, (b) enter into any contract, agreement, undertaking or commitment which would have been required to be set forth in Schedule 3.6(a) if in effect on the date hereof
                               ---------------
                  or enter in to any contract, agreement, undertaking or commitment which cannot be assigned to the Buyer or a permitted assignee of the Buyer, (c) sell or otherwise dispose of any of their respective assets, other than sales of inventory in the ordinary course of business, (d) make any capital appropriation or expenditure or commitment therefor on behalf of the Sellers, (e) take, cause, agree to take or cause, or permit to occur any of the actions or events set forth in Section 3.5 of this Agreement, or (f) declare or make payment of any dividend or other distribution of cash or other property in respect of any of their capital stock, or redeem, purchase or otherwise acquire any such capital stock; PROVIDED, HOWEVER, the Buyer's consent to the payment of dividends by the Sellers will not be withheld so long as the Sellers shall have demonstrated, to the reasonable satisfaction of the Buyer, that such dividends (A) are only out of retained earnings for periods ending prior to April 1, 1998, and (B) will not result in the Net Current Assets falling below $9,800,000.


         (g) Deletion of Section 11.1(f). Section 11.1(f) of the Purchase
             ---------------------------
Agreement is hereby deleted in its entirety.

2.       AGREEMENT ON EXHIBITS AND SCHEDULES.

         (a) Agreement on Exhibits. The parties hereto hereby agree on the form
             ---------------------
and substance of Exhibits A (Preferred Stock Statement of Rights and Preferences), B (Form of Escrow Agreement), C (Form of Bills of Sale and Assignment), D (Form of Dealerships Leases), E (Form of Non-Competition Agreement), F (Form of Legal Opinion of Counsel for the Sellers and the Shareholders), and G (Form of Legal Opinion of Counsel for the Buyer), all as attached hereto.

         (b) Agreement on Schedules. The parties hereto hereby agree on the form
             ----------------------
of Schedules 1.3(d), 3.1, 3.2, 3.3, 3.4, 3.5, 3.6(a), 3.6(b), 3.7, 3.8(a), 3.9,
3.12, 3.13, 3.14(a), 3.14(b), 3.16, 3.17, 3.19, 3.20, 3.21, 3.22, 3.23, 3.24,
3.26, 3.29(j), 3.29(l), 3.30, 3.31, 3.32, and 4.2(a), all as attached hereto.



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3. EMPLOYMENT AGREEMENTS. At the Closing, the Buyer and Messrs., Bud C. Hatfield
and Dan E. Hatfield will enter into separate employment agreements in substantially the form of Exhibit H attached hereto.

4. DEALERSHIP LEASES. The monthly "Rent" under each of the Dealership Leases and the "Purchase Price" for the Buyer's purchase option under each of the Dealership Leases shall be as set forth on Exhibit I attached hereto.

5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, and all such counterparts together shall constitute one instrument.

6. PURCHASE AGREEMENT CONFIRMED. Except as set forth in this Amendment, the Purchase Agreement is hereby confirmed and shall remain in full force and effect.

7. EFFECT ON LETTER AGREEMENT DATED FEBRUARY 4, 1998. The Letter Agreement among the Sellers, the Shareholders and the Buyer, dated February 4, 1998, regarding delivery of the Exhibits and Schedules, is superseded by this Agreement; provided, however, paragraph 7 thereof (regarding indemnification by the Buyer under certain circumstances) shall remain in full force and effect.






                    [Signatures begin on the following page]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed all as of the day, month and year first above written.


THE BUYER:                             SONIC AUTOMOTIVE, INC.


                                       By: /s/
                                          -------------------------------------
                                       Name:
                                       Title:


THE SELLERS:
                                       HATFIELD JEEP EAGLE, INC.


                                       By: /s/
                                          -------------------------------------
                                       Name:
                                       Title:


                                       HATFIELD LINCOLN MERCURY, INC.


                                       By: /s/
                                          -------------------------------------
                                       Name:
                                       Title:


                                       WESTSIDE DODGE, INC.


                                       By:  /s/
                                          -------------------------------------
                                       Name:
                                       Title:


                                       TOYOTA WEST, INC.


                                       By: /s/
                                          -------------------------------------
                                       Name:
                                       Title:





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                                       HATFIELD HYUNDAI, INC.


                                       By: /s/
                                          --------------------------------------
                                       Name:
                                       Title:


THE SHAREHOLDERS:                         /s/       Bud C. Hatfield       (SEAL)
                                          -------------------------------------
                                             BUD C. HATFIELD

                                          --------------------------------------

                                          /s/      Dan E. Hatfield        (SEAL)
                                          --------------------------------------
                                             DAN E. HATFIELD


                                          /s/      Dan E. Hatfield        (SEAL)
                                          --------------------------------------
                                             DAN E. HATFIELD, AS TRUSTEE OF
                                             THE BUD C. HATFIELD, SR. SPECIAL
                                             IRREVOCABLE TRUST


Attachments:
-----------

Exhibits:         A through G
---------

Exhibit H -       Form of Employment Agreement
---------

Exhibit I -       Rents under Dealership Leases
---------

Schedules:        1.3(d), 3.1, 3.2, 3.3, 3.4, 3.5, 3.6(a), 3.6(b), 3.7, 3.8(a),
                  3.9, 3.12, 3.13, 3.14(a), 3.14(b), 3.16, 3.17, 3.19, 3.20,
                  3.21, 3.22, 3.23, 3.24, 3.26, 3.29(j), 3.29 (l), 3.30, 3.31,
                  3.32, and 4.2(a)





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